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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT D
                             PLATINUM INVESTOR(SM)
   FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL DEFERRED ANNUITY CONTRACTS
                         SUPPLEMENT DATED MAY 1, 2000
                                      TO
                         PROSPECTUS DATED MAY 1, 2000

Effective May 1, 2000 the American General Life Insurance Company Separate Account D Platinum Investor Variable Annuity Prospectus describes a revised method of calculating death proceeds before the annuity commencement date. This revised method is not currently available in your state. We have asked your state insurance department to approve a change to your annuity contract which will provide for the revised method of calculating death proceeds before the annuity commencement date as described in the prospectus. Until your state approves the change, death proceeds before the annuity commencement date will be calculated as stated in this Supplement.


     PLEASE DELETE ALL OF THE INFORMATION BEGINNING WITH DEATH PROCEEDS BEFORE THE ANNUITY COMMENCEMENT ON PAGE 32 CONTINUING UP TO DEATH PROCEEDS AFTER THE ANNUITY COMMENCEMENT DATE ON PAGE 34, AND INSERT IN ITS PLACE THE
     FOLLOWING:


DEATH PROCEEDS BEFORE THE ANNUITY COMMENCEMENT DATE

The death proceeds described below are payable to the Beneficiary under the Contract if any of the following events occurs before the Annuity Commencement
Date:

 . the Annuitant dies, and no Contingent Annuitant has been named under a Non-
  Qualified Contract;

 . the Annuitant dies, and we also receive proof of death of any named Contingent
  Annuitant; or

 . the Owner (including the first to die in the case of joint Owners) of a Non-
  Qualified Contract dies, regardless of whether the deceased Owner was also the Annuitant. (However, if the Beneficiary is the Owner's surviving spouse, or the Owner's surviving spouse is a joint Owner, the surviving spouse may elect to continue the Contract as described later in this Section).

There is a standard manner for us to pay the death proceeds when a joint Owner dies: we treat the surviving joint Owner as the Beneficiary and we pay the death proceeds to the surviving joint Owner. Joint Owners may give us written instructions to pay death proceeds in a different manner.
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The death proceeds, before deduction of any applicable premium taxes and other applicable tax, will equal the greatest of:

 . the sum of all net purchase payments made reduced upon a partial withdrawal in the same proportion as the reduction in Account Value;

 . the Owner's Account Value as of the end of the Valuation Period in which we receive, at our Home Office, proof of death and the Written request as to the manner of payment; or

 . the "highest anniversary value" before the date of death, as defined below.

    The highest anniversary value before the date of death will be determined as follows:

(a) First, we will calculate the Account Values at the end of each fifth Contract Anniversary that occurs before the deceased's 81st birthday (we will thereafter use only the highest of the fifth Contract Anniversary Account Values that occurred before the deceased's 81st birthday);

(b) Second, we will increase each of the Account Values by the amount of net purchase payments the Owner has made since the end of such Contract Anniversaries; and

(c) Third, we will reduce the result upon a partial withdrawal in the same proportion as the reduction in Account Value.

       The highest anniversary value will be an amount equal to the highest of such values. Net purchase payments are purchase payments less applicable taxes deducted at the time the purchase payment is made.

The death proceeds become payable to the Beneficiary when we receive:

 . proof of the Owner's or Annuitant's death, and

 . a Written request from the Beneficiary specifying the manner of payment.

If the Owner has not already done so, the Beneficiary may, within 60 days after the date the death proceeds become payable, elect to receive the death proceeds as (1) a single sum or (2) in the form of one of the Annuity Payment Options provided in the Contract. (See "Annuity Payment Options.") If we do not receive a request specifying the manner of payment, we will make a single sum payment, based on values we determine at that time.

If the Owner (including the first to die if there are joint Owners) under a Non-Qualified Contract dies before the Annuity Commencement Date, we will distribute all amounts payable under the Contract in accordance with the following rules:

 .  We will distribute all amounts:

(a)  within five years of the date of death, or
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    (b) if the Beneficiary elects, as annuity payments, beginning within one year of the date of death and continuing over a period not extending beyond the life or life expectancy of the Beneficiary.

 . If the Beneficiary is the Owner's surviving spouse, the spouse may elect to continue the Contract as the new Owner. If the original Owner was the Annuitant, the surviving spouse may also elect to become the new Annuitant. This election is also available to the surviving spouse who is a joint Owner, even if the surviving spouse is not the Beneficiary. In this case, we will treat the surviving spouse as the Beneficiary, and we will not recognize any other designation of Beneficiary.

 . If the Owner is not a natural person, these distribution requirements apply at the death of the primary Annuitant, within the meaning of the Code. Under a parallel section of the Code, similar requirements apply to retirement plans for which we issue Qualified Contracts.

Failure to satisfy the requirements described in this Section may result in serious adverse tax consequences.